UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2015

Apollo Education Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.
On January 8, 2015, Apollo Education Group, Inc. issued a press release announcing its financial results for the three months ended November 30, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
Annual Meeting of Class B Shareholders
The Annual Meeting of the holders of Class B Common Stock (the “Class B Shareholders”) of Apollo Education Group, Inc. (the “Annual Meeting”) was held on Wednesday, January 7, 2015.
Election of Directors
At the Annual Meeting, the Class B Shareholders elected each of the following incumbent directors to Apollo Education Group’s Board of Directors to serve until the next annual meeting of Class B Shareholders or until his or her earlier resignation or removal as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Peter V. Sperling	475,149	0	0	0
Terri C. Bishop	475,149	0	0	0
Dr. Dana H. Born	475,149	0	0	0
Gregory W. Cappelli	475,149	0	0	0
Matthew Carter, Jr.	475,149	0	0	0
Richard H. Dozer	475,149	0	0	0
Dr. Roy A. Herberger, Jr.	475,149	0	0	0
Dr. Ann Kirschner	475,149	0	0	0
Robert S. Murley	475,149	0	0	0
Manuel F. Rivelo	475,149	0	0	0
Darby E. Shupp	475,149	0	0	0
Allen R. Weiss	475,149	0	0	0
Ratification of Deloitte & Touche LLP Appointment
In addition to electing Apollo Education Group’s Board of Directors, at the Annual Meeting the Class B Shareholders also ratified the appointment of Deloitte & Touche LLP as Apollo Education Group’s independent registered public accounting firm for the fiscal year ending August 31, 2015, as follows:

For	Against	Abstain	Broker Non-Vote
475,149	0	0	0

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished herewith:

Exhibit Number	Exhibit Description
99.1	Text of press release of Apollo Education Group, Inc. dated January 8, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO EDUCATION GROUP, INC.

January 8, 2015	By:	/s/ Brian L. Swartz
Brian L. Swartz Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Text of press release of Apollo Education Group, Inc. dated January 8, 2015.